
(WXSS:OTCBB)
AIRTOUCH
AirTouch Communications, Inc.
OFFERING WIRELESS ACCESS FOR THE HOME AND OFFICE SERVICES
THROUGH PATENTED SIGNAL AMPLIFICATION

Safe Harbor Statement

This presentation contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential" or "continue" or the negative of such terms and other comparable terminology.

These statements are only predictions based on our current expectations and projections about future events. You should not place undue reliance on these statements. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined under "Risk Factors" in our Private Placement Memorandum. These and other factors may cause our actual results to differ materially from any forward-looking statement. We undertake no obligation to update any of the forward-looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.


Future
NEXT EXIT

AirTouch Communications (formerly Waxess USA, Inc.) is engaged in the development and marketing of patented telecommunications devices capable of converging traditional landline, cellular and data services and much more. We currently hold three patents for our unique combination of cordless telephone technology and wireless signal amplification which enables consumers and business to access voice, high speed video, and data over the cellular wireless network.




AIRTOUCH
DM500 Simple Low end Cordless Home Station
BLACK & WHITE
TYPE C2

Why Invest in AirTouch? | Our Value Proposition

- AirTouch home & office smart phones use patented signal amplification which will drive penetration in the emerging markets that lack land line infrastructure
- We have Non-binding purchase orders and letters of intent of $75 million excluding China Mobile and Mexico
- Brightpoint, Inc. (CELL:NASDAQ), the global leader in supply chain management for the wireless industry to provide logistical support in key markets; Chief Marketing Officer for Brightpoint, Larry Paulson, is the Chairman of the Board

- **Our value proposition is modeled after the iPhone business model:**

Place several million phones by 2013

Partner with Mobile Network Operators

Open application development to developers

Add monthly software subscription services



Company Overview

- Founded in 2004 by Hide Kanakubo, former president of Uniden America with other former telecommunication industry executives for the purpose of convergence of communications technology onto one platform.
- Developed and commercialized multi-patented wireless communications and data solutions based upon breakthrough research in telecommunications technology and applications and deployed a plan for a very strong and advanced roadmap to higher technology and service convergence
- Planned communication products incorporating patented technology address the needs of consumers and businesses demanding a simple, cost effective way to access all services and applications deliverable through wireless access technologies



Company Overview (con't)

- Plan to capitalize on the accelerating trend of landline/wire-line substitution (US) and ever expanding cellular/wireless network and service needs around the world (Emerging Markets).
- Launched first CDMA multiple handset, dual mode (cellular/landline) phone in 2010 for home/office and steadily increasing awareness and deployment over Verizon Wireless network.
- Signed a Global Master Distribution and Service Agreement with Brightpoint (Nasdaq: CELL) in concert with $1.5M equity investment.
- Successfully initiated next generation product deployment discussions with globally recognized carriers



The Challenge ➡ Our Solution

Challenges

- Home and office structural environments make it impossible to support quality calls especially in signal challenged area
- Building and infrastructure is a big culprit
- Landlines do not exist in emerging markets
- Developed markets have limited high speed broadband coverage and new deployment is costly and time consuming

Solutions

- *AirTouch* products provide steady cellular voice and data on friendly cordless telephone with utility
- Patented solutions and applications make available inexpensive cellular service for home and office applications
- Up to 10X signal enhancement, including voice, data and internet services and plug and play communication tool deployment

Executive Team

Hide Kanakubo, CEO/President
Founded Waxess in 2004. Former managing director, Uniden Japan; former president, Uniden Financial; former president, Uniden USA; former president of Uniden America.

Jerome Kaiser, VP/CFO
Joined Waxess in 2010. Former vice president and group finance director, Liz Claiborne; former vice president and chief financial officer, Meguiar's; former vice president and chief financial officer, ORYXE Energy. Certified public accountant.

Thomas Quan, Consultant - Sales and Marketing
Joined Waxess in 2011. Former vice president and director of wireless sales, RadioShack.

Hidekazu Nakama, Consultant - Engineering
Joined Waxess in 2004. Former Senior VP engineering in Waxess Inc.; former vice president engineering, Uniden; former general manager product control Ericsson Japan.

David Lee, VP China Sales
Joined Waxess in 2010. Former staff member of the Chinese Government Post and Telecommunication department; former vice president, Ericsson; former vice president, Uniden China.

Michael Wyatt, Consultant - National Sales
Joined Waxess in 2005. Former regional vice president sales, Uniden; former vice president sales, Sprint PCS.

Board of Directors

Larry Paulson, Executive Chairman

Executive vice president and chief marketing officer of Brightpoint, Inc., since January 2011; former senior vice president and general manager, Nokia CDMA. Mr. Paulson's career with Nokia extended for years beginning in 1987 where he held numerous senior management positions. In addition to other responsibilities, Mr. Paulson had worldwide responsibility for the Nokia CDMA product line development. Mr. Paulson is a former charter member of the Nokia America Management Board; former member of the Nokia Global Product Line Management Board; former president of Techno phone, a Nokia subsidiary; former president of Nokia Products Corporation.

Hide Kanakubo, CEO and President

Founded Waxess in August 2004. Former managing director, Uniden Japan; former president, Uniden Financial; former president, Uniden USA; former president, Uniden America; former sales/marketing/distribution executive, Uniden and oversaw both branded and OEM sales for Uniden group.

James Canton, Director

CEO, chairman and founder of the Institute for Global Futures, a leading think tank. Dr. Canton is a former executive director of the Health Policy Council. He served on the advisory board of MIT's Media Lab Europe. He is a senior fellow at the Kellogg School of Management Center for Research in Innovation. He serves on the Corporate Eco-Forum Advisory Board. He served as co-chairman of the Futures and Forecasting Track for NASA. Dr. Canton was a business and strategic planning executive at Apple Computer.

J. Steven Roush, Director

Former partner for 30 years with PricewaterhouseCoopers. Over his career, Mr. Roush gained experience in a diverse number of industries ranging from manufacturing, non profits and retail with a concentration in real estate and pharmaceuticals. He has a background in dealing with both private and public company boards of directors.

Description of Offering

- $10,000,000
- Private Investment in Public Equity (PIPE)
- Minimum Investment $25,000 per unit
- Units include: 12,500 shares of common stock in Waxess Holding, Inc. (aka AirTouch Communications, Inc.) (WXSS:OTCBB); 2 year warrants to purchase 12,500 shares of common stock with an exercise price of $3.00 per share.
- Pre-Money Valuation = $22.7M (11,336,547 @ $2.00 ps)
- Post-Money Valuation = $32.7M (16,336,547 @ $2.00 ps)
- Management and Affiliates = 2.1M shares
- Warrants and Options Outstanding = 14.4M shares



Financial Assumptions

US Landline Substitution Market



Our projections include 96K units in 2011 and 193K units in 2012

Wireless Broadband Home/Office Market



Our projections include initial shipment of AirTouch "Focal Point" Q4 2012

Worldwide Fixed Mobile Terminal Market (Wireless Local Loop)



Our projections include 150K units in 2011 and 518K units in 2012

Pricing (Another magic in AirTouch scheme)


Prices

US Dealers = $175.00; consumer = Free (3G Home Connex 1500)

Financial Projection

(Does NOT include service revenues, which may dramatically improve net margins*)

In Millions USD	2011	2012	2013
Gross Sales	$ 29.9	$ 84.3	$ 117.6
Purchase orders and LOI's	$75.0	$13.0	-
Unit Sales @ ASP $125/$120/$130	245,000	710,000	1,006,000
Gross Margin %	23.7	30.1*	30.7*
EBITDA	$ 1.7	$ 15.3*	$ 24.1*
EBITDA %	6.0	18.3*	20.6*
CAGR %		115.2	27.1

Planned Recurring Revenue

- Acts as an MVNO (Mobile Virtual Network Operator) with local operator addressing specialty market with hardware while receiving monthly subscription fee. (AirTouch Communications Leasing, Inc.)
- Similar to iPhone business model, the AirTouch FocalPoint will accommodate application services that the user can download to the FocalPoint. Can also participate in "per download" fees for video on IPTV's and fees for advertising
- Tele-banking operates on a secure platform; internet banking is unsafe in its foundation. We intend to work with Validsoft to offer a turn key system for tele-banking that allows banking clients to view their account and graphics over the internet but the transactions take place over the secure telecom line. We will seek a monthly use fee for use.
- AirTouch FocalPoint is equipped with proprietary VOIP access. This enables us to receive monthly access user fees for VOIP access and its service for worldwide VoIP service
- Activation sharing arrangement with our partner, Brightpoint, Inc.



Recurring Revenue Model Example

- ✓ We are forming "SkyWay" Leasing Company to offer Home Connex 1500 as a pay as you go solution for voice, data, and text solution to customers – SkyWay will receive monthly lease payment as well as monthly service fees

- ✓ Secure Mobile Banking can be offered through Home/Business Connex as it is designed as an end to end solution for banks and financial institutions; we have begun discussions with ValidSoft about ways to integrate their services

- ✓ *AirTouch* next generation Home Gateway FocalPoint can provide customers with one hardware platform to converge all home/office centric communication service from voice, data, entertainment, video communication to security all in one and thus share in the applications downloads, sharing of fees for services etc



Home Connex UFO 500


Wireless Network
(GSM, CDMA)
Wireless Network
Cordless Link
Max 4 handsets
UFO 500 Handset
SLIC

UFO 500 Base Station

Features/Spec

Base station : Amplified reception

Supports analog fax, 6 handsets registered to the UFO 500 Base Station

Handset : Speakerphone with voice and texting capability

Power Back Up: Seamless power back up in case of power outage



AirTouch

New Devices = New Services, Profit Margins

• New Device	Category Killer
• Smart Phones	iPhone
• Tablets	iPad
• Phone / PC (data not secure)	Motorola
• Multiple Gateway (data secure)	**AirTouch**



AirTouch *FocalPoint* *Ultimate Invisible Home Gateway*


3G/4G
network
Wireless Network
WiFi enabled cell phones works like cordless handsets
SIP cordless phone
IP Network
WiFi
Secure Mobile
Banking at Home
Laptop/PC
FocalPoint
AV
Entertainment
Adapter
Home
security
adapter
FAX
Desk
Phones
Landline/VoIP
adapter
PSTN/VoIP

AirTouch Global Opportunities



Worldwide Fixed Mobile Terminal Market

- Many people who live in rural areas of developing countries have no access to basic telephony services
- Brazil, Russia, India, China (BRIC) and South America, other peripheral countries
- Bangladesh, Egypt, Indonesia, Iran, Korea, Mexico, Nigeria, Pakistan, Philippines, Turkey, Vietnam (N-11 countries)
- Low telephony-density in these countries provides opportunity for telecom service providers for surging demand

U.S. Landline Substitution Market

- 137 M business and residential landline users today in US
- 11% churn in 2009 (137M total landlines in 2009)
- 28M of 107M residential lines have signal challenges
- 26% of US households are WIRELESS ONLY (2010)
- Verizon Wireless introduced Home Connect in 2010

Wireless Broadband Home/Office Market

- US Wireless Broadband plan announced in March 2010
- Plan to entrench 95% of US household with access to high speed broadband service by 2015
- Convergence of all content providers services into one hardware platform for home and office requirements

Worldwide Fixed Mobile Terminal Market

Our market resides in the emerging markets with population growth, income growth and growing need for communication access


China
China Mobile, China Unicom, China Telecom
India
Bharti Airtel, Vodafone Essar, BSNL,Idea, Reliance
Other Asia
Smart, Globe, Piltel, Celcom, Maxis, Mobilink, Pakistan Telecom, Telcomsel
Mexico
Telefonica Mexico, Unephone, Tel Cel
Africa
Vodafone, Orange
Latin America
Telefonica Movistar, Tel Cel American Movil, TIM, Oi, Claro, ViVo Telecom Personel etc
Australia
Vodafone, Telstra, Optus, Hutchinson

U.S. Landline Replacement Market

Wireless substitution market provides unique opportunities

Long Distance Calls

Nearly 37% of long distance calls are made on cellular service.



37%
landline/VoIP
wireless

Where Cellular Phones are Used

Nearly 65% of cellular phone usage takes place in residential or office environment.



65%
home/office
on the move

Wireless even for Home Communication

By 2015, more than 80% of US population is projected to be without landline.



80%
without landline
still with landline

Source: Nielson Wireless report, Fierce Wireless, Fierce Wireless Broadband 2008

Achievements

- Certified for use by Verizon, Sprint, AT&T and developed relationship with other world wireless carriers
- Strategic partnership with Brightpoint
- Strategic partnerships: manufacturing, R&D, inventory financing
- Industry experienced board of directors
- First generation GSM and CDMA products now shipping
- 7 U.S. patents, 3 approved, 4 pending
- Experienced management team
- New array of unique products on the map for immediate future sales and distribution



Strategic Partnerships and Agreements

- **Manufacturing**
  - Signed manufacturing agreement with TCL Mobile, Ltd. (Huaizhou, China) and RHE (RichHonest Europe, Huaizhou, China)
- **Inventory Financing**
  - Signed financing agreement with Olympus Business Creation America, Inc . (San Jose, CA)
- **Research & Development**
  - Acquired 49% interest in Waxess R&D (aka AirTouch Labs, Inc.) to complete development of products slate and manage contracted design firms.
- **Reverse Logistics**
  - Signed Logistics Agreement with Foxconn International Holdings (Dallas, TX)



AirTouch Growth Strategy

AIRTOUCH

2014


Leverage Brightpoint Relationship
Develop Next Generation Products and build strategic alliances
Diversify product suite into vertical markets and initiate a service revenue business
Expand Geographic Footprint

Why Invest?

- AirTouch home & office smart phones use patented signal amplification which will drive penetration in the emerging markets that lack land line infrastructure
- We have Non-binding purchase orders and letters of intent of $75 million excluding China Mobile and Mexico
- Brightpoint, Inc. (CELL:NASDAQ), the global leader in supply chain management for the wireless industry to provide logistical support in key markets; Chief Marketing Officer for Brightpoint, Larry Paulson, is the Chairman of the Board
- **Our value proposition is modeled after the iPhone business model:**

  Place several million phones by 2013

  Partner with Mobile Network Operators

  Open application development to developers

  Add monthly software subscription services



Contact Us

Jerome S. Kaiser

(949) 825-6570

jkaiser@waxessusa.com

www.waxessusa.com

Addendum

The following addendum are for your reference to some of the materials in the AirTouch Communication, Inc.

Investment Presentation



Larry M. Paulson, Executive Chairman

Mr. Paulson is on the Board of Directors for Commnexus, a San Diego based not-for-profit organization whose mission is to accelerate the formation, growth, and success of communications technology and service companies in the San Diego region.



Dr. James Canton, Director

He has advised three White House Administrations, the National Science Foundation and MIT's Media Lab, Europe. He was named "the Digital Guru" by CNN and "Dr. Future" by Yahoo. Dr. Canton's media coverage has included CNBC, Fox, PBS, ABC, Fortune, The Wall Street Journal, The Economist, Bloomberg Report, The New York Times, US News and World Report, CEO, CIO and CFO Magazines. He is the author of The Extreme Future: The Top Trends That Will Reshape the World in the 21st Century, Dutton 2006, and Technofutures: How Leading-Edge Innovations Will Transform Business in the 21st Century, Next Millennium Press, 2004.



J. Steven Roush, Director, Audit Committee Chairman

He has served as an office managing partner, a Securities Exchange Commission (SEC) review Partner for 20 years, and a Risk Management Partner. Mr. Roush is currently on the Board of Trustees and Executive Committee and Treasurer for the Orange County Museum of Art and the Board of the Orange County American Heart Association (AHA). He also serves on the audit committee and the budget review subcommittee of the Board of Directors of the National AHA in Dallas.

Customer Marketing of our Landline Replacement Strategy

Dealer Sell Sheet



Introducing the
Waxess cell@home
The home-based cellular solution
TAP INTO A NEW MARKET
• Great Profit on New Product
• Fully Commissionable Sale
• Great Source of New Activations
• Help Customers Save!
WAXESS
Waxess cell@home
base unit and handset
(Operates up to 4 handsets)
Customers can Add-a-line to Verizon Wireless plans and cut their home phone bill to just $9.99/month with Waxess!
www.celluphone.com
(800) 367-8822
SPECIAL OFFER:
Free Shipping
on any order that includes a Waxess cell@home unit
Celluphone

In-Store POS



Cut your home phone bill to just $9.99/mo
Waxess cell@home
The home-based cellular solution
• Replaces outdated landlines
• One line works all handsets
• 2-3X Better Reception
• Service provided by Verizon Wireless
• Phonebook
• Send TXT
WAXESS
Waxess cell@home
base unit and handset
(Operates up to 4 handsets)
Ask a Salesperson how you can save $100's a year on your home phone service!

Brightpoint Strategic Partnership (Nasdaq: Cell)

- Third largest shareholder
  - $1.5 million initial investment
- $4 billion cellular distribution company with 28 offices worldwide
- Brightpoint shipped over 99 million mobile phones in 2010
- Global Master Distribution and Services Agreement
  - Capable of providing full range of services: inventory, financing and logistics
  - Provides activation service for many U.S. wireless carriers; agreement enables Waxess to share in the activation fee for Waxess products



2010 CTIA Show

Ralph Dela Vega, AT&T CEO, Keynote Speech lists WAXESS USA Inc as Innovative Company at 2010 CTIA Show



Fact 3
Innovation in U.S. Gives Customers Great Choices
Manufacturers Selling Wireless Devices in U.S.
Alcatel
Apple
ASUS
Axxesstel
BandRich
BenQ
Cal-Comp
Casio
Firefly
HP
HTC
Huawei
Jitterbug
Kyocera
LG
Motorola
Nokia
Novatel Wireless
Option
Palm
Pantech&Curitel
PCD
Research in Motion
Samsung
Sanyo
Sharp
Siemens
Sierra Wireless
Sony Ericsson
Uniden
Waxess USA
ZTE
Choice in Devices
630 devices manufactured by 30+ companies
84% web enabled
89% data capable
at&t
Waxess USA
CTIA | MOBILE BUSINESS

U.S. Patents | Robust IPs to maintain unique competitiveness

Approved

US PAT. 6,766,17	Cordless and Wireless Telephone
US PAT. 6,987,988	Cordless and Wireless Telephone Interface and Switching Mode
US PAT. 7,072,675	Wireless System and Method for Multiple Handset cordless telephone system

Pending

US11/141.819	Dual Mode Communication and method
US11/234.297	Cordless telephone with internet connectivity
US11/542.804	Internet Telephone Bridge and its method
US11/593.725	Wireless, cordless, internet telephone method

Licensed

US PAT. 7,010,31	Wireless node multiple handset cordless telephone Licensed
US PAT. 7,146,180	Wireless node multiple handset cordless telephone Licensed

AIRTOUCH

DM500 Simple Low end Cordless Home Station



BLACK & WHITE

TYPE C2

2011/05/20

AIRTOUCH

DM500 Simple Low end Cordless Home Station


PEARL WHITE

TYPE **C2**

2011/05/20